UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2003

WORLDGATE COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-25755	23-2866697
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3190 Tremont Avenue, Trevose, Pennsylvania 19053
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (215) 354-5100

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5.                                                             Other Events

On December 4, 2003, WorldGate Communications, Inc. (the “Company”) and certain institutional investors (the “Investors”) amended and restated the definitive agreements entered into by the Company and the Investors on November 30, 2003 relating to a private placement of the Company’s common stock.  The amendment and restatement of the definitive agreements contemplates the sale of additional shares of the Company’s common stock, resulting in gross proceeds of an additional $500,000 to the Company (the “Additional Placement”).  Ashenden Finance acted as the Company’s placement agent and received a fee equal to 5% of the gross proceeds.  In addition, Janney Montgomery Scott LLC received a fee equal to 1% of the gross proceeds in connection with its engagement by the Company.

The closing of this Additional Placement occurred on December 4, 2003.  In connection with the Additional Placement, the Company sold 625,000 shares of newly issued common stock at $0.80 per share. The Investors also received a right, for a limited period of time, to purchase additional shares of up to 20% of the common stock purchased by the Investors in the Additional Placement at $0.80 a share. The Investors also received five-year warrants to purchase up to 187,500 shares of common stock at $1.00 per share.  These securities are in addition to the securities issued by the Company to the Investors on December 1, 2003.

The proceeds of the Additional Placement are expected to allow the Company to further develop the Company’s Ojo video phone product, produce trial units and conduct trials with cable and DSL operators.

The securities sold in the Additional Placement have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from registration requirements. The Company has agreed to file a registration statement on Form SB-2 on or prior to December 30, 2003 for purposes of registering the shares of common stock acquired by the Investors for resale.

Forward Looking Statements

This Current report on Form 8-K may contain forward-looking statements that are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Expressions of future goals and similar expressions including, without limitation, expressions using the terminology “may,” “will,” “believes,” “plans,” “expects,” “anticipates,” “predicts,” “forecasts,” and expressions which otherwise reflect something other than historical fact are intended to identify forward-looking statements. These forward-looking statements involve a number of risks and uncertainties, including the timely development and market acceptance of products and technologies, the ability to fund operations or raise additional capital if needed and the other factors described in the Company’s filings with the Securities and Exchange Commission. The actual results may differ materially from any forward-looking statements due to such risks and uncertainties. No obligation is undertaken to revise or update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this Current Report.

Item 7.                                                             Financial Statements, Pro Forma Financial Information and Exhibits.

(a)                                  Financial Statements of Business Acquired:  None

(b)                                 Pro Forma Financial Information:  None

(c)                                  Exhibits:

4.1                                 Form of Warrant issued by the Company to the Purchasers (as defined in the Securities Purchase Agreement) (1)

4.2                                 Form of Additional Investment Right issued by the Company to the Purchasers (as defined in the Securities Purchase Agreement) (1)

99.1                           Amended and Restated Securities Purchase Agreement dated as of December 4, 2003 by and between the Company and the Purchasers (as defined therein)

(1)          Incorporated by reference to the exhibits to the Company’s Current Report on Form 8-K dated December 2, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLDGATE COMMUNICATIONS, INC.

	By:	/s/ Randall J. Gort
		Name:	Randall J. Gort
		Title:	Secretary

Date: December 4, 2003

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

4.1	Form of Warrant issued by the Company to the Purchasers (as defined in the Securities Purchase Agreement) (1)

4.2	Form of Additional Investment Right issued by the Company to the Purchasers (as defined in the Securities Purchase Agreement) (1)

99.1	Amended and Restated Securities Purchase Agreement dated as of December 4, 2003 by and between the Company and the Purchasers (as defined therein)

(1)          Incorporated by reference to the exhibits to the Company’s Current Report on Form 8-K dated December 2, 2003.